UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 15, 2012 (November 9, 2012)

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

Reckson Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	1-84580	11-3233647
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANTS’ TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Second Supplemental Indenture related to 4.50% Senior Notes due 2022

On November 15, 2012, SL Green Realty Corp. (the “Company”), SL Green Operating Partnership, L.P. (“SL Green OP”) and Reckson Operating Partnership, L.P. (“Reckson”), as co-obligors (collectively, the “Co-Obligors”), issued $200.0 million aggregate principal amount of 4.50% Senior Notes due 2022 (the “Notes”) in a public offering pursuant to the Co-Obligors’ Registration Statement on Form S-3 (No. 333-163914) filed with the Securities and Exchange Commission (the “Commission”), as amended.  Net proceeds from the offering of the Notes, after underwriting discounts and the Co-Obligors’ estimated fees and expenses, are expected to be approximately $197.7 million.  The Notes were issued pursuant to an indenture, dated as of August 5, 2011 (the “Base Indenture”), among the Co-Obligors and The Bank of New York Mellon, as trustee (the “Trustee”), as amended by the second supplemental indenture (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), dated as of November 15, 2012, among the Co-Obligors and the Trustee and the related 4.50% Senior Note due 2022 (the “4.50% Note”) of the Co-Obligors.  Reckson is a wholly-owned subsidiary of the Company’s operating partnership, SL Green OP.  The description of the Indenture and the related form of 4.50% Note contained in this report is qualified in its entirety by reference to the complete text of the Base Indenture, the Second Supplemental Indenture and the form of 4.50% Note.  The Base Indenture was previously filed with the Commission as Exhibit 4.1 to the Current Report on Form 8-K filed by the Co-Obligors on August 5, 2011.  Copies of the Second Supplemental Indenture and the 4.50% Note are filed as Exhibits 4.1 and 4.2, respectively, to this report and are incorporated herein by reference.

The Notes mature on December 1, 2022.  The Notes bear interest at a rate of 4.50% per annum, computed on the basis of a 360-day year composed of twelve 30-day months and payable on June 1 and December 1 of each year, beginning on June 1, 2013.

The Notes are the unsecured unsubordinated obligations of the Co-Obligors and rank equally with each entity’s existing and future unsecured unsubordinated indebtedness.  The Indenture contains covenants that, among other things, restrict the ability of Reckson and its subsidiaries’ to incur additional indebtedness and encumber assets.  These covenants are subject to a number of important limitations and exceptions.  The Company and SL Green OP are not subject to such restrictions.

The Co-Obligors have the option to redeem all or a part of the Notes, at any time or from time to time, at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus a “make-whole” premium, and accrued and unpaid interest, if any, to the applicable redemption date.  If the Notes are redeemed on or after September 1, 2022, the redemption price for the Notes will equal 100% of the principal amount of the Notes, plus accrued interest thereon to the redemption date.

The Indenture provides for customary events of default.  In the case of an event of default arising from specified events of bankruptcy or insolvency, all outstanding Notes will become due and payable immediately without further action or notice.  If any other event of default under the Indenture occurs or is continuing, the Trustee or holders of at least 25% in principal amount of the then outstanding Notes may declare all the Notes to be due and payable immediately.

Underwriting Agreement

On November 9, 2012, the Co-Obligors entered into an Underwriting Agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, as representative of the underwriters listed therein, relating to the sale by the Co-Obligors of $200.0 million aggregate principal amount of the Notes.

Certain of the underwriters and their affiliates have from time to time provided, and may in the future provide, various investment banking, commercial banking, financial advisory and other services to the Co-Obligors for which they have received or will receive customary fees and expenses.

The Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Indenture above under Item 1.01 is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

1.1                               Underwriting Agreement, dated as of November 9, 2012, among SL Green Realty Corp., SL Green Operating Partnership, L.P., Reckson Operating Partnership, L.P. and Wells Fargo Securities, LLC, as representative of the underwriters listed therein.

4.1                               Second Supplemental Indenture, dated as of November 15, 2012, among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P., as Co-Obligors, and The Bank of New York Mellon, as Trustee, to the Indenture, dated as of August 5, 2011, among SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P., as Co-Obligors, and The Bank of New York Mellon, as Trustee.

4.2                               Form of 4.50% Note (included in the Second Supplemental Indenture filed as Exhibit 4.1 of this Current Report on Form 8-K).

5.1                               Opinion of Ballard Spahr LLP.

5.2                               Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

12.1                        Statements Regarding Computation of Ratios of Earnings to Fixed Charges for SL Green Realty Corp., SL Green Operating Partnership, L.P. and Reckson Operating Partnership, L.P.

23.1                        Consent of Ballard Spahr LLP (included in Exhibit 5.1).

23.2                        Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., its general partner

/s/ James Mead
James Mead
Chief Financial Officer

RECKSON OPERATING PARTNERSHIP, L.P.
By: WYOMING ACQUISITION GP LLC, its general partner

/s/ James Mead
James Mead
Treasurer

Date: November 15, 2012